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This agreement made as of the 1st day of October, 1997, by and between NAD
Electronics of America, a division of Lenbrook America, L.L.C., a Delaware L.L.C. qualified in Massachusetts having our principal place of business at 1600 Providence Highway, Walpole, Massachusetts, USA (hereinafter referred to as "NAD Electronics") and:

Legal Name: __________________________________________________________________
(hereinafter referred to as "Dealer").

DBA (Trademark): _____________________________________________________________

Principal Address: ___________________________________________________________

Retail Premises: _____________________________________________________________
(For additional locations please complete Schedule A)

Telephone: _______________________                    Fax: ___________________

Federal EIN# _____________________


1. APPOINTMENT OF DEALER:

         The Company hereby appoints the Dealer, and the Dealer hereby accepts such appointment as a retail dealer, upon the terms and conditions hereinafter set forth, for, NAD Products as indicated on the attached Schedules.

2. DEALER RESPONSIBILITIES:

         (a) The Dealer shall devote best efforts to the retail sale of NAD Products.

         (b) The Dealer shall maintain a reasonable inventory of NAD Products and adequate facilities for the storage and maintenance thereof.

         (c) The Dealer shall provide adequate facilities for the purpose of displaying and demonstrating the Products. If, in the opinion of the NAD Electronics, such facilities detract from or interfere with the demonstrated performance of the Products, NAD Electronics shall have the right to require the Dealer to alter such facilities.

         (d) The Dealer shall maintain a complete record of its sales of the Products, including date of sale, name and model number of the Products sold, and the name and address of each purchaser, and shall furnish such information to NAD Electronics within a reasonable time after it is requested.

         (e)  The Dealer shall provide a local warranty service center for the servicing of Products which shall be either a facility at the dealer's office or a service facility operated by a third party. No service facility shall be used unless NAD Electronics has approved the use of said service facility in writing.

         (f) The Dealer shall immediately notify NAD Electronics in writing of any claims for freight related damages to any Product of which the Dealer has knowledge.

         (g) The Dealer shall employ a reasonable number of sales personnel who, in the opinion of NAD Electronics, are (I) knowledgeable and experienced with respect to sound reproduction in general, (II) familiar with the NAD Products and (III) able to demonstrate the working and uses of NAD Products to the consuming public.
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         (h)  If, in the opinion of NAD Electronics it is necessary, the Dealer shall maintain a training program for its sales personnel in connection with the demonstration, use and sale of NAD Products.

         (i) The Dealer shall comply with all policies and programs of NAD Electronics which may be issued at any time in connection with the demonstration and sale of NAD Products.

         (j) The Dealer shall purchase and display at all times during the term of this agreement, in all its locations the NAD Electronics' Products detailed on the Schedules which are attached to and made part of this Agreement.

         (k) The Dealer must purchase a minimum of $20,000 in NAD Products, non inclusive of parts, during the course of this Agreement to maintain status as an authorized NAD Electronics Dealer.

         (l) The Dealer must initially purchase a representative sampling of NAD products.

3. PRICES AND TERMS:

        NAD Electronics shall sell Products to the Dealer at the prices specified in the attached Current Dealer Price Sheet (Schedule "B"), with respect to the Products, as such schedule is in effect at the date of the Dealer's order for such Products. All Prices shall be F.O.B. point of shipment by NAD Electronics. Title and risk of loss or damage to the Products shall pass to the Dealer upon delivery of such Products to the carrier at such warehouse. NAD Electronics may amend such price schedule at any time by notice to the Dealer specifying the effective date of the price change (which date may be the date of such notice). NAD Electronics shall have no liability to the dealer in connection with the Dealers inventory of unsold Products as the effective date of such amendment. Price amendments shall apply to all Products shipped subsequent to the effective dates of the amendment, unless otherwise allowed by NAD Electronics. There shall be no co-operative advertising arrangements between NAD Electronics and the Dealer except as agreed in writing by the parties.

4. DELIVERY OF PRODUCTS:


         (a) All Orders for Products placed by the Dealer with NAD Electronics and accepted by NAD Electronics shall be filled as soon as practicable. Not withstanding the foregoing, however, delivery dates as set forth in any purchase order for confirmation thereof shall be deemed to be estimated only, and NAD Electronics shall not be liable for any losses or damages, direct, or indirect, special, consequential, incidental or otherwise, that may arise out of any failure or delay in the delivery of any NAD Products resulting from any cause or reason whatsoever, whether or not caused by NAD Electronics.

         (b) NAD Electronics shall have the right, at any time to effect changes in, or to discontinue the manufacture of, any of its products, as well as any component parts thereof or accessories thereto, without incurring any liability to the Dealer.

         (c) NAD Electronics shall have the right to allocate among its dealers inventory with respect to any product as it may, in its sole discretion, from time to time determine.

         (d) NAD Electronics has the right (I) t refuse to accept any order placed by the Dealer, (II0 cancel any purchase order previously placed by the Dealer or (III) refuse or delay shipment of Products pursuant to any such purchase order, in each case immediately upon the breach by the Dealer to meet any payment schedules, credit or other financial requirement which may, from time to time, be established by NAD Electronics.

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5. RESTRICTIONS ON SALES BY THE DEALER:

         (a) The Dealer shall not offer Products for sale except at the retail location set forth previously or, if applicable, at additional retail locations set forth in Schedule "A" which shall be attached and made part of this Agreement or from such other locations as may be approved in advance by NAD Electronics in writing.

         (b) The Dealer shall refrain from any mail order telephone order techniques in the marketing or sale of NAD Products.

         (c) The Dealer shall not sell the Products other than to retail customers, except that the Dealer may sell Products to other authorized Dealers provided that NAD Electronics has given its prior consent to any such sales.

         (d) The Dealer shall refrain from any Internet marketing unless approved by NAD Electronics in writing.

6. TERMINATION:

         (a) This Agreement shall become effective upon execution by both NAD Electronics and the Dealer and shall continue in full force and effect until December 31, 1998, on which date this Agreement shall terminate unless extended in writing by both parties hereto.

         (b) This Agreement may also be terminated at any other time upon not less than 30 days written notice by one party hereto to the other, in which event this Agreement shall terminate on the date set forth in such notice.

         (c) This Agreement shall terminate forthwith in the event that either party shall become insolvent, or enter into liquidation or receivership or any procedure for the settlement of debts, including voluntary or involuntary bankruptcy proceedings.

         (d) NAD Electronics shall have the right to terminate this agreement at any time in the event of a breach of this Agreement by the Dealer and the failure of the Dealer to cure such breach within 30 days after notice thereof from NAD Electronics, provided, however, that this Agreement shall be terminated immediately, upon notice from NAD Electronics to the Dealer, in the event that (I) the Dealer presents checks or other forms of payment which are returned to NAD Electronics for lack of sufficient funds or dishonored for any other reason, (II) The Dealer fails to meet any payment schedule, credit or other financial requirements which may from time to time be established by NAD Electronics, or (III) the Dealer shall commit any breach of the provisions of Section 5 of this Agreement, including without limitation any sale of Products by the Dealer other than to retail customers without consent of NAD Electronics.

         (e) No termination of this Agreement shall release either party from any financial obligation that may be accrued or owed to other party (whether then or thereafter due to such other party) as of the termination date. Notwithstanding the foregoing, neither party shall be liable to the other party solely by reason of the termination of this Agreement for any expenditures, investments, commitments or any losses or damages of any kind, whether direct, indirect, special consequential, incidental or otherwise, sustained by reason of such termination. NAD Electronics shall not be required to fill pending orders if this agreement is terminated by reasons of a breach by the Dealer.

                                      3
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7. WARRANTY:

         NAD Electronics' sole warranty and representation to the Dealer with respect to any Products shall be set forth in the warranty card included with such Product. In the event any Products are not as warranted to the Dealer, then NAD Electronics' sole obligation shall be to repair or replace, at its option, such defective Products, as more particularly set forth in such warranty cards. In no event and under no circumstances shall NAD Electronics be liable to the Dealer or to any other individual or entity for any indirect, special, consequential or incidental losses or damages including, without limitation, lost profits. EXCEPT AS EXPRESSLY SET FORTH OR REFERRED TO IN THIS AGREEMENT, NAD ELECTRONICS MAKES NO WARRANTIES TO THE DEALER, EITHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LMITATION, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8. REPURCHASE OPTION:

         The Dealer hereby grants to NAD Electronics an option, exercisable by notice given at any time within 30 days following any termination of this Agreement, to repurchase from the Dealer all or any party of the Dealers inventory of Products, at the prices set forth in the prevailing dealer price schedule for the price paid therefore by the Dealer, whichever shall be the lesser. Payment of the repurchase price shall be made by NAD Electronics to the Dealer, whichever shall be the lesser. Payment of the repurchase price shall be made by NAD Electronics either by (I) the issuance to the Dealer of a credit equal to the repurchase price, to be applied to the reduction of the indebtedness of the Dealer then owing NAD Electronics, or (II) if the repurchase price shall exceed the then current indebtedness of the Dealer to NAD Electronics, by payment of such excess to the Dealer within 20 days after the receipt by NAD Electronics returned Products.

9. CONDUCT AND RELATIONSHIP OF DEALER:

         (a) The Dealer shall make no warranties or representations with respect to any of the Products, except as such may be expressly approved in writing by NAD Electronics, and shall at no time engage in any trade practices with respect to NAD Electronics any of the Products which, in the opinion of NAD Electronics may be deemed to be unfair trade practices.

         (b) The Dealer is authorized to hold itself to the public as an "authorized Dealer" for NAD Electronics in order to promote the sale of NAD Products and is authorized to use any trademarks, slogans, labels, and designs owned by NAD Electronics and used by it in connection with advertising, displaying and otherwise promoting the sale of the Products under the rules and regulations laid down from to time by NAD Electronics. It is understood and agreed that all right, title and interest in and to said trademarks, tradenames, slogans, labels, and designs, and the goodwill pertaining thereto, are reserved by and shall at all times vest and remain in NAD Electronics, and the Dealer will not contest the validity of the slogans, labels and designs. Upon the termination of this Agreement for any reason the Dealer shall immediately cease to represent itself as a NAD Electronics Dealer, shall otherwise desist from all conduct or representations which, in the opinion of NAD Electronics, might imply or indicate that the Dealer is authorized by NAD Electronics to sell the Products and shall have no rights whatsoever to any use of the trademarks, tradenames, slogans, labels and design.

10. INDEMNIFICATION:

         The Dealer agrees to indemnify NAD Electronics and to hold it harmless from and against any and all liability, damage or expense (including costs and attorney's fees) arising out of or relating to the acts or omissions of the Dealer, its employees or agents, in connection with the duties of the Dealer under this Agreement, or incurred by NAD Electronics in enforcing any provision of this Agreement.

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11. NON-ASSIGNABILITY:

         No right or interest of the Dealer hereunder arising out of this Agreement may be assigned or otherwise transferred, whether by operation of law or otherwise, without the prior written consent of NAD Electronics, and no delegation of any obligation owed by the Dealer hereunder shall be made without prior written consent of NAD Electronics. Any such attempted assignment, other transfer or delegation shall be void for all purposes.

12. NOTICES:

         All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given or made when personally delivered or sent by certified mail, return receipt requested, postage prepaid, to the addressee thereof at its address set forth on Page 1 of this Agreement, or such other address as either party may hereafter communicate to the other party hereto in like manner.

13. SEVERABILITY:

         The invalidity or unenforceability of any provisions of this Agreement shall not effect the validity or enforceability of the remaining provisions hereof, but this Agreement shall be construed as if not containing the provisions held invalid or unenforceable in the jurisdiction in which so held, and the remaining provisions of this agreement shall remain in full force and effect.

14. CONSTRUCTION:

         The validity, construction and performance of this Agreement shall be governed by the law of the Commonwealth of Massachusetts in the United States of America. Any controversy, dispute or claim arising out of or relating to this Agreement or the breach of it shall be settled by binding arbitration, to be conducted in English in the Commonwealth of Massachusetts, United States of America in accordance with the UNCITRAL Arbitration Rules in effect on the date of this contract. The appointing authority shall be the American Arbitration Association. The case shall be administered by the American Arbitration Association in accordance with its "Procedures for the Cases under the UNCITRAL Arbitration Rules." The award of the arbitrators shall be final and biding on the parties, and judgment thereon may be entered in any court having jurisdiction thereof.

15. MISCELLANEOUS:

         (a)  Except for co-operative advertising agreements, if any, entered into as contemplated in section 3, this Agreement contains the entire understanding of the parties with respect to its subject matter and no amendment or waiver of any provision hereof shall be valid unless in writing, signed by each of the parties hereto.

         (b) This Agreement supersedes any and all prior agreements, whether written or oral, entered into between the Dealer and NAD Electronics with respect to the subject matter hereof, except that nothing herein contained shall be construed as intended to relieve or release either party from any obligation which such party may owe to the other pursuant to any such prior Agreement.

         (c) No waiver by either party of any breach hereof shall be deemed a waiver of any preceding or succeeding the breach. No failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such parties right to exercise the sale or any other right or privilege hereunder to any subsequent time to times.

         If there is any conflict between the terms and conditions of this Agreement and the terms and conditions of any purchase order given by the Dealer and accepted by NAD Electronics or of any confirmation of any purchase


                                      5
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order given by NAD Electronics, then in such event, the terms and conditions of this agreement shall prevail and shall be conclusively binding upon both the Dealer and NAD Electronics.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

NAD ELECTRONICS:                            DEALER:


NAD Electronics of America
A Division of Lenbrook America, L.L.C.      _________________________________
                                            LEGAL NAME (Please Type or Print)



________________________                    _________________________________
Robert A. Brown                             BY       (Authorized Signature)
President
                                            _________________________________
                                            TITLE

DATE: __________________                    DATE: ___________________________


                                            WITNESS:


                                            _________________________________
                                            NAD REPRESENTATIVE (Please Type
                                            or Print)

______________________________              _________________________________
Gregory R. Stidsen                          BY:      (Signature)
Director of Sales and Marketing
                                            _________________________________
                                            TITLE (Please Type of Print)

DATE: _______________________               DATE: ___________________________


o If the Dealer is a corporation, indicate the office of the person signing the Agreement on behalf of the corporation. If the Dealer is a partnership, the same should be signed by a partner, who should indicate by use of the word "Partner". If the Dealer is a proprietorship, the same should be indicated by use of the title "Sole Proprietor".

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